Earnings Overview Verra Mobility Q2 2022 Earnings Presentation For the Quarter Ended June 30, 2022 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility” or the “Company”) are based on current expectations and judgements of the Company as of the date of this release. The Company disclaims any intent or obligation to update forward-looking statements hereafter. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to (1) the impacts on our operations and business resulting from our delayed 2021 Form 10-K filing (2) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (3) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (4) customer concentration in our Commercial Services and Government Solutions segments; (5) decreases in the prevalence of automated photo enforcement or the use of tolling; (6) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (7) decreased interest in outsourcing from our customers; (8) our ability to properly perform under our contracts and otherwise satisfy our customers; (9) our ability to compete in a highly competitive and rapidly evolving market; (10) our ability to keep up with technological developments and changing customer preferences; (11) the success of our new products and changes to existing products and services; (12) our ability to successfully integrate our recent or future acquisitions; (13) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (14) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. These risks, uncertainties and other factors are further described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents filed with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Information This presentation uses certain non-GAAP financial information, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA, which further excludes certain non-cash expenses and other transactions that management believes are not indicative of Verra Mobility’s ongoing operating performance. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. These financial measures are not recognized measures under GAAP and they are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures as defined by SEC rules. This non-GAAP financial information may be determined or calculated differently by other companies. A reconciliation of Verra Mobility’s non-GAAP financial information to GAAP financial information is provided in the Appendix hereto and in Verra Mobility’s Form 8-K, filed with the SEC, with the earnings press release for the period indicated.

Providing mission critical operational services to solve the complex challenges of our customers Key Highlights Attractive macro trends driving strong growth in Commercial Services Q2 2022 results represent 25% revenue growth over Q2 2019 Strong top-line performance across all business segments Commercial Services – 28% Y-o-Y growth Government Solutions – 50% Y-o-Y service revenue growth; 23% of which is organic growth Parking Solutions – delivering results in line with expectations and poised for low double-digit growth for the year Commercial Partnerships Several new partnerships announced in our Commercial Services segment to drive core business growth, European expansion and long-term emerging opportunities Financial Guidance Increased total revenue and adjusted EBITDA guidance prior to July 19 investor day Share Repurchase Program Board of directors has approved a stock repurchase program, which authorizes the Company to repurchase up to $125 million of its shares over the next twelve months $55 million committed in Q2 2022 ($50 million via ASR and $5 million via open market transactions) Q2 2022 Total Revenue $187 million Q2 2022 Adjusted EBITDA 1 $89 million 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures, see the appendix. Q2 2022 Free Cash Flow $54 million Financial Highlights Executive Summary

Verra Mobility Consolidated Results Total Revenue & YoY Growth Adjusted EBITDA & Margin % Q2 Service Revenue Growth ($ in Millions) 2019 2021 2022 Total Service Revenue $103 $116 $175 Less Redflex ($3) ($17) Less: Parking Solutions ($15) Organic Srvc Revenue $103 $113 $142 Organic Growth over 2021 26% Organic Growth over 2019 38% (23%) 19% (27%) Revenue Mix by Business Segment

Results by Segment – Commercial Services Total Revenue & YoY Growth Adjusted EBITDA & Margin % Robust travel demand and strong secular trends driving strong revenue growth & profitability 55% 52% 66% 70% 64% 27% 49% 61%

Results by Segment – Government Solutions Total Revenue & YoY Growth Adjusted EBITDA & Margin % Revenue growth fueled by NYC School Zone Speed expansion

Results by Segment – Parking Solutions NA 1 18% Total Revenue ($M) Adjusted EBITDA & Margins ($M) 1 Closed T2 Systems acquisition on December 7, 2021; profitability positively impacted by stub reporting period Parking Solutions (T2 Systems) financial results in-line with deal thesis; poised for LDD growth and margin expansion for FY 2022 16% 1 1 Product Revenue Service Revenue $19 $18 $7

Strong Adjusted EPS and De-levering performance Adjusted EPS Net Debt & Leverage Demonstrated post-pandemic earnings power and De-levering

2022 Updated Financial Outlook Increasing 2022 full-year guidance as the business continues to deliver Total Revenue ($M) +2.1% Adjusted EBITDA ($M) +2.5% Strong secular trends driving service revenue growth…travel demand remained robust through the 1st half of 2022 Product revenue expected roughly in line with previous guidance Adjusted EBITDA margins reflect full year results of recent acquisitions (Redflex and T2 Systems)

10 Appendix

Verra Mobility Quarterly Results

2020 - 2022

Unaudited ($ in millions)	Full Year 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Full Year 2021	Q1 2022	Q2 2022
Service revenue	$336.3	$89.8	$116.4	$141.8	$144.8	$492.8	$161.1	$174.5
Product sales	57.3	0.1	12.2	20.3	25.1	57.7	9.3	13.0
Total revenue	$393.6	$89.9	$128.7	$162.1	$170.0	$550.6	$170.4	$187.5
Cost of service revenue	4.0	0.9	1.3	1.4	1.7	5.3	3.8	3.7
Cost of product sales	29.6	0.0	6.1	9.4	14.2	29.8	6.0	8.3
Operating expenses	115.7	30.5	36.4	48.3	48.1	163.4	51.1	55.2
Selling, general and administrative expenses	89.7	28.4	26.2	31.6	37.2	123.4	41.6	40.2
Depreciation, amort, and (gain) loss on disposal of assets, net	116.8	28.3	27.0	29.5	32.0	116.8	35.9	34.9
Total costs and expenses	$355.8	$88.1	$97.2	$120.2	$133.2	$438.7	$138.4	$142.3
Income (loss) from operations	37.8	1.8	31.5	41.9	36.7	111.9	32.0	45.2
Interest expense, net	40.9	9.2	11.7	11.6	12.5	44.9	14.3	14.5
Change in fair value of private placement warrants	1.1	2.1	8.1	(5.1)	2.5	7.6	3.7	(6.6)
Tax receivable agreement adj	6.9	-	1.7	-	(2.7)	(1.0)	-	(1.0)
Loss on extinguishment of debt	-	5.3	-	-	-	5.3	-	-
Other (income) expense, net	(11.9)	(3.0)	(2.8)	(3.5)	(3.6)	(12.9)	(2.9)	(4.0)
Total other expense	$37.0	$13.6	$18.6	$3.1	$8.7	$44.0	$15.1	$2.9
Income (loss) before income taxes	0.9	(11.8)	12.9	38.8	28.0	67.9	16.9	42.3
Income tax provision (benefit)	5.4	(2.9)	8.9	11.5	8.9	26.5	6.8	12.6
Net (loss) income	($4.6)	($8.9)	$4.0	$27.3	$19.1	$41.4	$10.0	$29.6
Bridge to adj. EBITDA								
Net (loss) income	($4.6)	($8.9)	$4.0	$27.3	$19.1	$41.4	$10.0	$29.6
Interest expense, net	40.9	9.2	11.7	11.6	12.5	44.9	14.3	14.5
Income tax provision (benefit)	5.4	(2.9)	8.9	11.5	8.9	26.5	6.8	12.6
Depreciation and amortization	116.6	28.2	27.0	29.5	32.0	116.8	35.7	34.5
EBITDA	**$158.3**	**$25.6**	**$51.6**	**$80.0**	**$72.5**	**$229.6**	**$66.8**	**$91.3**
Transaction and other related	1.9	4.1	3.3	2.7	3.8	14.0	0.2	0.3
Transformation expense	1.1	0.3	0.4	0.8	0.2	1.7	0.1	0.2
Loss on extinguishment of debt	-	5.3	-	-	-	5.3	-	-
TRA adjustment	6.9	-	1.7	-	(2.7)	(1.0)	-	(1.0)
Change in fair value of private placement warrants	1.1	2.1	8.1	(5.1)	2.5	7.6	3.7	(6.6)
Stock-based compensation	12.6	2.9	3.6	3.7	3.6	13.8	4.4	4.6
Adjusted EBITDA	**$181.8**	**$40.3**	**$68.6**	**$82.1**	**$80.0**	**$270.9**	**$75.3**	**$88.8**

VERRA MOBILITY

11

Verra Mobility Quarterly Results Segment Results of Operations Unaudited ($ in millions) Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Q1 2022 Q2 2022 Total Revenue Commercial Services $180.9 $45.7 $66.5 $77.3 $71.5 $260.9 $73.5 $84.9 Segment Adj EBITDA Commercial Services $97.2 $22.6 $42.8 $51.3 $43.8 $160.4 $46.6 $56.5 Unaudited ($ in millions) Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Q1 2022 Q2 2022 Total Revenue Government Solutions $212.7 $44.2 $62.2 $84.8 $92.0 $283.2 $78.8 $83.5 Segment Adj EBITDA Government Solutions $84.7 $17.8 $25.8 $30.7 $33.6 $107.9 $25.5 $29.2 Unaudited ($ in millions) Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Q1 2022 Q2 2022 Total Revenue Parking Solutions $0.0 $0.0 $0.0 $0.0 $6.5 $6.5 $18.1 $19.1 Segment Adj EBITDA Parking Solutions $0.0 $0.0 $0.0 $0.0 $2.6 $2.6 $3.2 $3.0 Commercial Services Government Solutions Parking Solutions

Verra Mobility Adj. Net Income and Adj. Diluted EPS Reconciliations (in $MM, except per share data) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Income $ 27.3 $ 19.1 $ 10.0 $ 29.6 Amortization of intangibles 22.9 23.1 27.3 27.2 Transaction and other related expenses 2.7 3.8 0.2 0.3 Transformation expenses 0.8 0.2 0.1 0.2 Change in fair value of private placement warrants (5.1) 2.5 3.7 (6.6) Tax receivable agreement liability adjustment - (2.7) - (1.0) Loss on extinguishment of debt - - - - Stock-based compensation 3.7 3.6 4.4 4.6 Total adjustments before income tax effect 25.0 30.6 35.8 24.6 Income tax effects on adjustments (7.4) (9.8) (14.5) (7.4) Total adjustments after income tax effect 17.6 20.8 21.3 17.3 Adjusted Net Income $ 44.9 $ 39.9 $ 31.4 $ 46.9 Adjusted EPS $ 0.27 $ 0.25 $0.20 $ 0.29 Diluted weighted average shares outstanding 165,431 159,965 160,749 160,344

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